Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

(RISR)	FolioBeyond Alternative Income and Interest Rate Hedge ETF

Listed on NYSE Arca, Inc.

September 23, 2025

Supplement to the Summary Prospectus,
Prospectus and Statement of Additional Information,
each dated November 28, 2024,
as previously supplemented

Important Notice Regarding Change in Investment Policy

The purpose of this supplement is to provide notice of a change to the 80% investment policy (the “80% policy”) for the FolioBeyond Alternative Income and Interest Rate Hedge ETF (the “Fund”), a series of Tidal Trust I (the “Trust”). The Board of Trustees of the Trust has approved the 80% policy change to ensure the Fund complies with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended. The 80% policy change, as set forth herein, will not result in any change in how the Fund is currently managed. The new 80% policy is consistent with the Fund’s current investment objective and principal investment strategies. The change in the Fund’s 80% policy will take effect on or about November 28, 2025.

The Fund’s current and new 80% policies are as follows:

Current 80% Policy	New 80% Policy (effective on or about November 28, 2025)
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing fixed income securities exhibiting alternative income characteristics (“Alternative Fixed-Income Investments”).

For purposes of this policy, the Fund considers interest-only mortgage-backed securities (“MBS IOs”) to be Alternative Fixed-Income Investments because they are not traditional fixed-income securities (e.g., corporate bonds or municipal bonds) and, unlike traditional fixed income securities, the holders of MBS IOs are not entitled to receive any principal payments.

Please retain this Supplement for future reference.